Exhibit 99.1

RUSH STREET INTERACTIVE Announces DATE FOR 2021 annual Meeting of Stockholders

CHICAGO – March 30, 2021 – Rush Street Interactive, Inc. (NYSE: RSI) (“RSI”) announced today that its 2021 Annual Meeting of Stockholders (“Annual Meeting”) will be held on June 10, 2021, at 9:00 a.m., Central Daylight Time (10:00 a.m. Eastern Daylight Time). The record date for the meeting is April 20, 2021. The Annual Meeting will be held virtually as a result of continuing concerns surrounding the COVID-19 pandemic.

To be timely, pursuant to the Company’s Amended and Restated By-Laws and Rule 14a-8 of the Securities Exchange Act of 1934, as amended, any notice of business or nominations with respect to the Annual Meeting must be received by no later than 5:00 p.m., Eastern Daylight Time, on Friday, April 9, 2021. Any such stockholder proposal must be submitted and must comply with the applicable rules and regulations of the Securities and Exchange Commission, including Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and the Company’s Amended and Restated By-Laws.

Proxy materials will be mailed to stockholders of record on or about April 30, 2021, and will be available on the Securities and Exchange Commission’s website at www.sec.gov and on the Company’s website at http://ir.rushstreetinteractive.com/.

About RSI

RSI is a trusted online gaming and sports entertainment company focused on regulated markets in the United States and Latin America. Through its brands, BetRivers.com and PlaySugarHouse.com, RSI was an early entrant in many regulated jurisdictions and is currently live with real-money mobile, online and/or retail operations in nine U.S. states: Pennsylvania, Illinois, New Jersey, New York, Michigan, Indiana, Virginia, Colorado, and Iowa. RSI is also active internationally, offering its online casino and sportsbook in the regulated gaming market of Colombia on RushBet.co. RSI offers, through its proprietary online gaming platform, some of the most popular online casino games and sports betting options in the United States. Founded in 2012 in Chicago by gaming industry veterans, RSI was named the 2020 Global Gaming Awards Digital Operator of the Year and the 2020 EGR North America Awards Casino Operator of the Year and Customer Service Operator of the Year. RSI is committed to industry-leading responsible gaming practices and seeks to provide its customers with the resources and services they need to play responsibly. For more information, visit www.rushstreetinteractive.com.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. RSI's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, statements regarding the expected date of RSI’s annual meeting of stockholders and the date materials related to that meeting will be mailed. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside RSI's control and are difficult to predict. Factors that may cause such differences include, without limitation: changes in applicable laws or regulations; RSI’s ability to manage growth; RSI’s ability to execute our business plan and meet its projections; unanticipated product or service delays; general economic and market conditions impacting the demand for RSI’s products and services; economic and market conditions in the gaming, entertainment and leisure industry in the markets in which RSI operates; the potential adverse effects of the COVID-19 pandemic on capital markets, general economic conditions, unemployment and RSI’s liquidity, operations and personnel; and other risks and uncertainties indicated from time to time in RSI's filings with the SEC. RSI cautions that the foregoing list of factors is not exclusive. RSI cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. RSI does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Contacts

Media:

Lisa Johnson

(609) 788-8548

lisa@lisajohnsoncommunications.com

or

Jonathan Gasthalter / Carissa Felger / Nathaniel Garnick

(312) 319-9233 / (212) 257-4170

rsi@gasthalter.com

Investors:

ir@rushstreetinteractive.com